UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2014
ALIMERA SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6120 Windward Parkway Suite 290 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (678) 990-5740

Not Applicable
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 27, 2014, Alimera Sciences, Inc. (“Alimera”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchasers identified on the signature pages thereto (the “Purchasers”) pursuant to which it agreed to sell and issue an aggregate of 6,250,000 shares of common stock at a price per share of $6.00 (the “Private Placement”). Alimera anticipates raising gross proceeds of approximately $37.5 million. The Private Placement is subject to customary closing conditions and is expected to close during the week of January 27, 2014. Cowen and Company, LLC served as the sole placement agent in the Private Placement.
In connection with the Private Placement, Alimera has agreed to file one or more registration statements registering for resale the shares of common stock sold in the Private Placement.
The securities offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements of the Securities Act. The issuance will be made in reliance on Rule 506 promulgated under the Securities Act, without general solicitation or advertising. Each Purchaser represented that it is an accredited investor with access to information about Alimera sufficient to evaluate the investment and that the common stock is being acquired without a view to distribution or resale in violation of the Securities Act. A Form D filing will be made in accordance with the requirements of Regulation D.
The foregoing description of the Purchase Agreement is a summary of the material terms of such agreement, does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.42 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 3.02. UNREGISTERED SALES OF EQUITY SECURITIES
The information called for by this item is contained in Item 1.01, which is incorporated herein by reference.

Item 8.01. OTHER EVENTS
On January 28, 2014, Alimera issued a press release announcing the closing of the Private Placement which is filed as exhibit 99.1 to this Current Report on Form 8-K. The information in Item 8.01 of this Current Report on Form 8-K and the press release furnished a Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.42	Form of Securities Purchase Agreement dated January 27, 2014
99.1	Press Release of Alimera Sciences, Inc. dated January 28, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: January 28, 2014	By:	/s/ RICHARD S. EISWIRTH, JR.
	Name:	Richard S. Eiswirth, Jr.
	Title:	Chief Operating Officer and Chief Financial Officer